UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement.

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Columbia Funds Variable Series Trust II

(Name of Registrant as Specified in its Charter)

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COLUMBIA FUNDS VARIABLE SERIES TRUST II

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

225 Franklin Street, Boston, Massachusetts 02110

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote.

The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.	On April 5, 2018, a Special Meeting of Shareholders (the “Meeting”) of Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the “Fund”), a series of Columbia Funds Variable Series Trust II (the “Trust”) will be held at 225 Franklin Street (Room 3100 on the 31st floor), Boston, MA 02110, at 10:00 a.m. (Eastern). You are receiving the Proxy Statement and one or more proxy cards (the “Proxy Cards”) or voting instruction cards (the “Voting Instruction Cards”) because you own shares of the Fund and have the right to vote on this important proposal concerning your investment.

The Fund is owned of record by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.” If you are a Contract Owner with Contract values allocated to the Fund, you are being asked to provide voting instructions to the Participating Insurance Companies that issued your Contract regarding a proposal involving the Fund. For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

Q.	What is the proposal?

A.	The Board of Trustees (the “Board”) of the Trust has approved the liquidation of the Fund. Shareholders of the Fund are being asked to approve a transaction (a “Transaction”) that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund (the “Government MMF”) for shares of the Fund held by the Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Q.	Why is a shareholder vote being solicited?

A.	Absent the receipt of instructions otherwise, the Participating Insurance Companies are expected to reinvest the liquidation proceeds paid to Contract

Owners in the Government MMF. This reinvestment in the Government MMF may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940. In order to effect the Transaction without the delay and expense of seeking a substitution order from the Securities and Exchange Commission (the “SEC”), the Participating Insurance Companies are relying on certain SEC guidance that requires shareholder approval.

Q.	Why is the Fund being liquidated?

A.	The Board has determined that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. The Board approved the Fund’s liquidation based on, among other factors, (i) consideration of a recommendation by the Fund’s adviser, Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), to liquidate the Fund; and (ii) the Fund’s relatively small size and the belief that the Fund will not attract additional assets.

Q.	What will happen to my shares after the Fund is liquidated?

A.	The Fund will pay out all distributable income and capital gains and then will be liquidated completely on or about April 27, 2018 (the “Liquidation Date”). The Participating Insurance Companies, as shareholders of the Fund on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Government MMF, absent instructions from the Contract Owners who have allocated Contract value in the Fund to reallocate their Contract value to another fund available under their Contract. If the Transaction is approved, the Participating Insurance Companies will reinvest the liquidation proceeds in the Government MMF, absent instructions from the Contract Owners who have allocated Contract value in the Fund to reallocate their Contract value to another fund available under their Contract. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from the Participating Insurance Companies. Contract Owners will not incur a taxable event, since their ownership is through a life insurance policy or annuity contract (a tax-deferred vehicle). Neither the Participating Insurance Companies nor Columbia Threadneedle will assess any charges or transaction fees to the Fund or Contract Owners as a result of the Transaction.

Q.	Do I have to reinvest my liquidation proceeds in the Government MMF?

A.	No. Contract Owners may reallocate their Contract values from the Fund to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers allowed under the Contract. If no election is made, the Participating Insurance Companies intend to reinvest liquidation proceeds in the Government MMF. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Company.

Q.	How can I get more information about the Government MMF?

A.	The Government MMF is a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. The Government MMF invests at least 99.5% of its assets in United States government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. Although the Government MMF seeks to preserve the value of shareholders’ investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Government MMF is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Government MMF’s sponsor has no legal obligation to provide financial support to the Government MMF at any time. The investment objective, investment strategies and risks of the Government MMF differ materially from those of the Fund. Whereas the Fund invests principally in floating rate debt securities, the Government MMF invests principally in government securities eligible for money market funds and, as result, the Government MMF has a materially different risk profile and performance history than the Fund. For more information about the Government MMF, including its principal investment strategies, principal risks and expense information, see Appendix A to the accompanying Proxy Statement, or contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800)-345-6611.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the Proposal.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Threadneedle will bear proxy solicitation costs.

Q.	How can I vote my proxy or instruct my Participating Insurance Company to cast my vote?

A.	You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of four ways:

•	By telephone (call the toll-free number listed on your Proxy Card or Voting Instruction Card)

•	By internet at, www.proxy-direct.com

•	By mail (using the enclosed postage prepaid envelope)

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (31st Floor, Room 3100) on April 5, 2018 at 10:00 a.m. (Eastern). To attend the Meeting in person, you will need proof of ownership of the shares of the Fund, such as your Proxy Card or

Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund. See the enclosed Proxy Statement for more information.

We encourage you to vote as soon as possible. Please refer to the enclosed voting instruction card for information on voting by telephone, internet or mail.

Q.	Why might I receive more than one Voting Instruction Card or Proxy Card?

A.	You may receive separate Voting Instruction Cards or Proxy Cards if you own shares of the Fund in more than one Contract or account. You should vote each card received.

Q.	Whom should I call if I have questions?

A.	If you have questions about the Proposal described in the Proxy Statement or about voting procedures, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at 800-708-7953.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

(the “Fund”)

To be held on April 5, 2018

A Special Meeting of Shareholders (the “Meeting”) of the Fund will be held at 225 Franklin Street, Boston, Massachusetts 02110 (31st Floor, Room 3100), at 10:00 a.m. (Eastern) on April 5, 2018. The Board of Trustees (the “Board”) of Columbia Funds Variable Series Trust II (the “Trust”) has approved the liquidation of the Fund. At the Meeting, shareholders will be asked to approve separate transactions that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, another series of the Trust (the “Government MMF”), for shares of the Fund held by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and variable insurance policies (each a “Contract”) (that is, a reinvestment of liquidation proceeds into the Government MMF).

Please take some time to read the enclosed Proxy Statement. It discusses the proposal in more detail. If, as of the close of business on January 12, 2018, you were a shareholder of the Fund or held a variable annuity and/or variable insurance contract with Contract values allocated to the Fund, you may vote, or instruct your Participating Insurance Company how to vote, at the Meeting or at any adjournment of the Meeting on the proposal. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote (or instruct your Participating Insurance Company how to vote) by mail, telephone or Internet. Just follow the instructions on the enclosed Voting Instruction Card(s) or Proxy Card(s). If you have questions, please call the Fund’s proxy solicitor toll free at 800-708-7953. It is important that you vote. The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga,

Secretary

Columbia Funds Variable Series Trust II

225 Franklin Street, Boston, Massachusetts 02110

PROXY STATEMENT

Special Meeting of Shareholders to be held on April 5, 2018

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Variable Series Trust II (the “Trust”), relating to the special meeting of shareholders (the “Meeting”) of Variable Portfolio-Eaton Vance Floating-Rate Income Fund, a series of the Trust (the “Fund”), that will be held at 225 Franklin Street, Boston, Massachusetts 02110 (31st Floor, Room 3100), at 10:00 a.m. (Eastern) on April 5, 2018. It is expected that this Proxy Statement will be mailed to shareholders on or about January 30, 2018.

A portion of the Fund is owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.” For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

The Board has approved the liquidation of the Fund. The purpose of the Meeting is to ask Fund shareholders to approve a transaction (a “Transaction”) that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of the Trust (the “Government MMF”), for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Additional information about the Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. The Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

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The Proposal – Approve a Transaction to Substitute Shares of the Government MMF for Shares of the Fund

The shareholders of the Fund are being asked to approve a Transaction that will result in the substitution of shares of the Government MMF for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners. In the Transaction, Contract Owners of the Fund will receive Class 2 shares of the Government MMF. The rationale for the Transaction is described below.

The Board has unanimously approved a Plan of Liquidation with respect to the Fund pursuant to which the Fund will be liquidated on or about April 27, 2018 (the “Liquidation Date”), at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. In preparation for the liquidation, the Fund’s portfolio securities and other assets will be sold and the Fund will pay liabilities incurred or expected to be incurred at or prior to the Liquidation Date. At any time prior to the Liquidation Date, the Board may postpone or abandon the liquidation. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), the Fund’s investment manager, recommended that the Board approve the liquidation of the Fund based on the Fund’s relatively low level of net assets and the expectation that the Fund will not attract additional assets, among other factors. Columbia Threadneedle advised the Board that (i) the Fund’s net assets, as of November 2017, were approximately $144 million and unlikely to increase; and (ii) the Fund’s small size limited its ability to benefit from economies of scale enjoyed by larger funds. Based on this recommendation, the Board determined that it was in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

With respect to the Transaction, if approved, the Participating Insurance Companies, as shareholders of the Fund on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Government MMF, a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. The Government MMF invests at least 99.5% of its assets in United States government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. Although the Government MMF seeks to preserve the value of shareholders’ investment at $1.00 per share, it cannot guarantee it will do so. For more information about the Government MMF, including its principal investment strategies, principal risks and expense information, see Appendix A to this Proxy Statement. The investment objective, investment strategies and risks of the Government MMF differ materially from those of the Fund. Whereas the Fund invests principally in floating rate debt securities, the Government MMF invests

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principally in government securities eligible for money market funds and, as result, the Government MMF has a materially different risk profile and performance history than the Fund. If the Transaction is not approved, Columbia Threadneedle would continue to manage the Fund based on its stated investment objective and principal investment strategies. As discussed above, the Board, based on a recommendation from Columbia Threadneedle, believes it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

This reinvestment of liquidation proceeds in the Government MMF may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The substitution will take place at net asset value with no change in the amount of any Contract Owner’s accumulated value or in the dollar value of his or her investment in the relevant sub-account. Under SEC guidance, a substitution order is not required if contract owners approve the substitution and certain other conditions are satisfied. The Fund is soliciting shareholder approval to satisfy this requirement. Shareholder approval of the liquidation would not otherwise be required under the 1940 Act or the organizational instruments of the Trust.

Contract Owners who have allocated Contract values to the Fund may reallocate such Contract values to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Companies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE (OR INSTRUCT YOUR PARTICIPATING INSURANCE COMPANY TO VOTE) FOR THE PROPOSAL.

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PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card or Voting Instruction Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card or Voting Instruction Card without instructions, your votes will be cast FOR the approval of the Proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the Proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Fund’s proxy solicitor at Computershare Fund Services, c/o Operations Department, 280 Oser Avenue, Hauppauge, NY 11788, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy.

If you execute, date and submit a Voting Instruction Card, you may revoke or change those voting instructions by (i) submitting written notice of revocation to your Participating Insurance Company, (ii) submitting a subsequently executed and dated Voting Instruction Card or (iii) submitting voting instructions by telephone or Internet at a later date. If you submit your voting instructions by telephone or through the Internet, you may revoke those voting instructions by submitting timely subsequent voting instructions by telephone or Internet, or by completing, signing and returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instructions. If you intend to vote in person at the Meeting, please call Computershare Fund Services toll free at 800-708-7953.

Quorum and Methods of Tabulation

A quorum is required to take action on the Proposal. Ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular

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matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions and broker non-votes will have the same effect as a vote against the Proposal. The Fund does not currently expect any broker non-votes because of the composition of the shareholders.

Representation at the Meeting by the Participating Insurance Companies or Columbia Funds that hold shares of the Fund will be sufficient to constitute a quorum of shareholders for the Fund.

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on January 12, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of the Fund held on the Record Date is listed in Appendix B. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Approval of the Proposal requires the affirmative vote of a majority of the shares voted at the Meeting.

Voting Information

Separate accounts of Participating Insurance Companies established to fund benefits under variable annuity contracts and/or variable life insurance policies are shareholders of the Fund. The Participating Insurance Companies generally vote the shares of the Fund that are attributable to such separate accounts in accordance with timely instructions received from Contract Owners that have Contract values allocated to such separate accounts invested in shares of the Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are

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earlier than the date and time of the Meeting. The number of shares of the Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date.

If a voting instruction is not received from a Contract Owner, the Participating Insurance Companies will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Companies will vote those shares FOR the approval of the Transaction.

Approximately 70% of the shares of the Fund are held by other Columbia Funds managed by Columbia Threadneedle. These other Columbia Funds are expected to vote their Fund shares in the same proportion as the shares voted by the Participating Insurance Companies, although they may vote all their shares For or Against the Proposal if their Board of Trustees so determines.

As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes cast at the Meeting.

OTHER INFORMATION

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of the Fund, the Government MMF and the other Columbia Funds that invest in the Fund. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Fund, the Government MMF and the investing Columbia Funds. Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc. and are affiliated with RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York, the Participating Insurance Companies.

Other Matters to Come Before the Meeting

Columbia Threadneedle does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

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Principal Shareholders

Appendix B to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of January 12, 2018. A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Funds-of-funds managed by Columbia Threadneedle may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares as of January 12, 2018.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Threadneedle. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trust, Columbia Threadneedle, Columbia Management Investment Distributors, Inc. and the Fund’s transfer agent, Columbia Management Investment Services Corp. Computershare Fund Services will provide shareholder meeting services and to assist in soliciting and tracking votes. The cost for such services are expected to be approximately $7,000. The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card or Voting Instruction Card, as applicable, for each Contract. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by calling 800-708-7953 or writing to the Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary. Copies of this Proxy Statement and the accompanying Notice of Special Meeting are also available at https://www.proxy-direct.com/col-29492.

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Shareholder Reports

The Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

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APPENDIX A

Information on Columbia Variable Portfolio — Government Money Market Fund

The following is a brief description of Columbia Variable Portfolio – Government Money Market Fund (for purposes of the balance of this Appendix A, referred to as the “Government MMF” or “the fund”), including its investment objective, fees and expenses, principal investment strategies and principal risks. The fees and expenses, principal investment strategies and principal risks of the fund, which are taken from its prospectus dated May 1, 2017, may change from time to time. More recent fee and expense information may be found in the fund’s semi-annual report to shareholders for the period ended June 30, 2017. In addition, the fund’s annual report to shareholders for the period ended December 31, 2017 will be available near the end of February 2018. For a copy of the fund’s prospectus and Statement of Additional Information, which contains additional information about the fund, or the fund’s most recent shareholder report, contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. These documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov. This Appendix A does not constitute an offer to buy or sell shares of the Government MMF.

All references below to “Contract” refer to variable annuity contracts and/or variable life insurance policies issued by participating insurance companies. All references below to “Qualified Plan” refer to qualified pension or retirement plans. All references below to “the Investment Manager” refer to Columbia Management Investment Advisers, LLC, which is the investment manager of the Government MMF.

Investment Objective

Columbia Variable Portfolio – Government Money Market Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay as an investor in the Government MMF. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher. The fund’s annual operating expenses, as presented below, generally are based on expenses incurred during the fund’s fiscal year ended December 31, 2016. No adjustments have been made to reflect any changes, such as changes in the fund’s net assets. For the 6-month period ended June 30, 2017, the fund reported a total gross expense ratio to average net assets of 0.75% for Class 2 shares, 1 basis point higher than the expense ratio set forth in the table below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.39%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.10%
Total annual fund operating expenses	0.74%

Example

The following example is intended to help you compare the cost of investing in the Government MMF with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. If the expense ratio reported for the 6-month period ended June 30, 2017 had been assumed, the expense examples would be higher.

The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 2 (whether or not shares are redeemed)	$76	$237	$411	$918

Principal Investment Strategies

The Government MMF invests at least 99.5% of its total assets in government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. For purposes of this policy, “government securities” are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

The Government MMF typically invests in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The fund may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed delivery or forward commitment basis. The fund invests in a portfolio of securities maturing in 397 days or less (as maturity is calculated by U.S. Securities and Exchange Commission (SEC) rules governing the operation of money market funds) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The securities purchased by the Government MMF are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act), and other rules of the SEC. Under normal market conditions, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities. The fund will only purchase government securities, cash, repurchase agreements collateralized solely by government securities or cash, and up to 0.5% of the fund’s total assets may be invested in other securities that present minimal credit risk as determined by Columbia Management Investment Advisers, LLC, the fund’s investment manager (the Investment Manager), pursuant to guidelines approved by the fund’s Board of Trustees.

The Board of Trustees of the fund has determined that the fund will not be subject to liquidity fees and redemption gates at this time.

In pursuit of the fund’s objective, the Investment Manager observes the macro environment to set a framework for portfolio construction, including looking for positive and negative trends in the economy and market. In evaluating whether to purchase a security, the Investment Manager:

•	Considers opportunities and risks given current interest rates and anticipated interest rates.

•	Purchases securities based on the timing of cash flows in and out of the fund.

•	Considers the impact of the purchase on the fund’s average maturity and duration.

•	Considers a security’s yield, relative value and credit characteristics.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The issuer’s fundamentals are deteriorating.

•	Political, economic, or other events could affect the issuer’s performance.

•	There are more attractive opportunities.

•	The issuer or the security continues to meet the other standards described above.

The fund’s investment policy with respect to 80% of its net assets may be changed by the fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

Principal Risks

You could lose money by investing in the Government MMF. Although the fund seeks to preserve the net asset value (NAV) of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor or any person will provide financial support to the fund at any time.

The principal risks associated with an investment in the Government MMF include:

Active Management Risk. The fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that will achieve the fund’s investment objective. Due to its active management, the fund could underperform other funds with similar investment objectives and/or strategies.

Changing Distribution Level Risk. The fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The amount of the distributions the fund pays will vary and generally depends on the amount of income the fund earns (less expenses) on the securities it holds, and capital gains or losses it recognizes. A decline in the fund’s income or net capital gains from its investments will reduce its distribution level.

Credit Risk. Credit risk is the risk that the value of a security or instrument in the fund’s portfolio may or will decline in price if the issuer fails to pay interest or repay principal when due. The value of fixed-income securities may decline if the issuer of the security defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or general economic conditions. Fixed-income securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain fixed-income securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Rating agencies assign credit ratings to certain fixed-income securities to indicate their credit risk. Unrated securities held by the fund may present increased credit risk as compared to higher-rated securities. If the fund purchases unrated fixed-income securities, or if the ratings of securities held by the fund are lowered after purchase, the fund will depend on analysis of credit risk more heavily than usual.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates (which are currently near historic lows) rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the fund receives from it but will generally affect the value of the fund’s shares. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on the fund’s performance and NAV. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Under certain circumstances, the yield decline could cause the fund’s net yield to be negative (such as when fund expenses exceed income levels). Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the fund. Accordingly, an investment in the fund could lose money over short or long periods. The market values of the investments the fund holds can be affected by changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates and the liquidity of these investments, among other factors.

Money Market Fund Risk. Although government money market funds (such as the fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of fund shares, (ii) insufficient levels of cash in the fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the fund buys and sells portfolio securities, the fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the fund and cause the NAV of fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV of fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the fund, and you should not expect that they or any person will provide financial support to the fund at any time. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the NAV of fund shares to fall below $1.00 per share. In such cases, the fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the fund to maintain a constant NAV of $1.00 per share.

Reinvestment Risk. Reinvestment risk is the risk that the fund will not be able to reinvest income or principal at the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the fund agrees to repurchase that security from the fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the fund’s income and the value of your investment in the fund to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

APPENDIX B

Shares Outstanding

As of the Record Date, the Fund had outstanding the following number of shares of the classes indicated below.

Class 1	Class 2	Total
13,120,305	5,854,646	18,974,951

Number of Votes to Which Each Class Is Entitled

As of the Record Date, each class of the Fund is entitled to the following number of votes:

Class 1	Class 2	Total
101,419,958	44,436,762	145,856,720

B-1

Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) and each investor who owned 25% or more of the Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of the Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. Funds managed by Columbia Threadneedle hold approximately 70% of the outstanding shares of the Fund.

Shareholder Name and Address	Share Class	% of Share Class	% of Fund (if greater than 25%)
JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	58.3%	40.30%
JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	20.78%	N/A
JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	11.97%	N/A
RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	93.29%	28.80%
RIVERSOURCE LIFE NY FOR INSIDE DISTRIBUTION (LIFE OF NY) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.69%	N/A

B-2

S-6546-98 A (01/18)

EVERY VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street 31st Floor, Room 3100 Boston, Massachusetts 02110 on April 5, 2018 at 10:00 a.m.(Eastern)

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE SERIES TRUST II VARIABLE PORTFOLIO-EATON VANCE FLOATING-RATE INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2018

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

COL_29492_120117_VI

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 5, 2018.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-29492

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal – The Board of Trustees Recommends a Vote FOR the Proposal.

1.	Approve a Transaction to Substitute Shares of the Columbia Variable Portfolio – Government Money Market Fund for Shares of the Fund.

	FOR	AGAINST	ABSTAIN
Variable Portfolio-Eaton Vance Floating-Rate Income Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

3519999900109999999999

XXXXXXXXXXX	COL2 29492	M XXXXXXXXX

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street 31st Floor, Room 3100 Boston, Massachusetts 02110 on April 5, 2018 at 10:00 a.m.(Eastern)

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE SERIES TRUST II VARIABLE PORTFOLIO-EATON VANCE FLOATING-RATE INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2018

The undersigned shareholder of the Fund hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the special meeting of shareholders, (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, (31st Floor, Room 3100), on April 5, 2018, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Michael G. Clarke, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

COL_29492_120117

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 5, 2018.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-29492

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal – The Board of Trustees Recommends a Vote FOR the Proposal.

1.	Approve a Transaction to Substitute Shares of Columbia Variable Portfolio – Government Money Market Fund for Shares of the Fund.

	FOR	AGAINST	ABSTAIN
Variable Portfolio-Eaton Vance Floating-Rate Income Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

3519999900109999999999

XXXXXXXXXXX	COL1 29492	M XXXXXXXXX